SECOND AMENDMENT TO
                                   SECOND AMENDED AND RESTATED AGREEMENT
                                           OF LIMITED PARTNERSHIP
                                                     OF
                                        SYDNEY ENGEL ASSOCIATES L.P.


        This Second Amendment to the Second Amended and Restated Agreement of Limited Partnership ("Second Amendment") of SYDNEY ENGEL ASSOCIATES L.P. is made and entered into as of the 21st day of April, 1997, by and among the undersigned parties.

        WHEREAS, as of June 1, 1990, THE ENGEL GROUP, INC., a New York corporation with an office at 124 Atlantic Avenue, Lynbrook, New York 11563 ("Engel"), THE RICHMAN GROUP, INC., a Delaware corporation with an office at 599 West Putnam Avenue, Greenwich, Connecticut 06830 ("Richman") and TWIN CASTLE GROUP INC., a New York corporation with an office at 550 Brush Avenue, Bronx, New York 10465 ("Twin Castle") (Engel, Richman and Twin Castle sometimes hereinafter being referred to collectively as the "General Partners" or individually as a "General Partner") and AMERICAN TAX CREDIT PROPERTIES III L.P., a Delaware limited partnership with an office c/o Richman (the "Limited Partner") entered into the Second Amended and Restated Agreement of Limited Partnership (the "Agreement") of Sydney Engel Associates L.P. (the "Partnership"); and

        WHEREAS, as of March 24, 1997, the General Partners and the Limited Partner entered into a First Amendment of the Agreement, which inter alia, authorized the execution of a Certificate of Adoption of the Revised Limited Partnership Act (Article 8-A of the Partnership Law of the State of New York) (the "Revised Act") and an Amendment thereto changing the name of the Partnership to Sydney Engel Associates L.P.

        WHEREAS,  the parties now desire to enter into this Second  Amendment to
(i) continue the Partnership, (ii) effect the withdrawal of Twin Castle as a General Partner and the transfer of its interest to the Partnership, (iii) reassign the interests of the Partners, and (iv) authorize the filing of a Certificate reflecting the withdrawal with the New York State Department of State.

        NOW, THEREFORE, in consideration of the foregoing, of mutual promises of the parties hereto and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to continue the Partnership pursuant to the Revised Act, as set forth in this Second Amendment, as follows:

        1. All initially capitalized terms shall have the meanings ascribed to them in the Agreement, unless otherwise provided herein. This Agreement may be signed in counterparts.

        2. Upon the execution of the Second Amendment by the parties hereto, the Managing General Partner shall take all actions necessary and appropriate to assure compliance with Section 121-202 of the Revised Act reflecting the withdrawal of Twin Castle. All fees for the filing shall be paid out of the Partnership's assets.

        3. Article II of the Agreement is amended to delete "TWIN CASTLE GROUP, INC." from the definition of "General Partners".

        4. (a) Schedule A of the Agreement is amended to reflect the withdrawal of Twin Castle as a General Partner and the transfer of its interest to the Partnership. Upon such withdrawal and transfer, the interests of Engel and Richman in the Partnership shall be:

              Engel          2/3%
              Richman        1/3%

The Interest of the Limited Partner shall remain 99%.

               (b) The parties confirm that the withdrawal of Twin Castle and the transfer of its Interest have been accomplished in accordance with the provisions of Section 6.01 of the Agreement. The parties further confirm and ratify Section 6.01(b) of the Agreement, which provides that:

               "In the event that a General Partner withdraws from the Partnership or sells transfers of assigns his or its entire Interest in compliance with Section 6.01(a), he or it shall be and shall remain liable for all obligations and liabilities incurred by him or it as General Partner before such withdrawal, sale, transfer or assignment shall have become effective, but shall be free of any obligation or liability incurred on account of the activities of the Partnership from and after the time such withdrawal, sale, transfer or assignment shall have become effective."

               (c) The execution of this Second Amendment by the Limited Partner constitutes its consent to the withdrawal described herein and to the amendment of the Agreement pursuant to Article XIV thereof.

        5. The withdrawal of Twin Castle from the Partnership also constitutes its disclaimer and renunciation of any further fees, profits or other payments arising out of or pertaining to the Partnership and/or the Project, including but not limited to, the Partnership Administration Services Agreement by and among Engel, Richman and Twin Castle and the Development Agreement by and among Sydney Engel, Richard P.
Richman and Michael Contillo, both dated June 1, 1990.

        IN WITNESS WHEREOF, the parties have affixed their signatures to this Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Sydney Engel Associates L.P. as of the date first above written.

                                GENERAL PARTNERS:
ATTEST/WITNESS:                                  THE ENGEL GROUP, INC.


/s/ Michael S. Weiss                             By: /s/ Sydney Engel
                                                         Sydney EngelPresident


ATTEST/WITNESS:                                  THE RICHMAN GROUP, INC.


/s/ Ann H. McGuire                               By: /s/ Richard P. Richman
                                                 Richard P. Richman, President


                                                 WITHDRAWING GENERAL PARTNER:

ATTEST/WITNESS:                                  TWIN CASTLE GROUP, INC.


/s/ Vincent Anzalone                             By: /s/ Michael Contillo
                                               Michael Contillo, President




                                LIMITED PARTNER:
                                   AMERICAN TAX CREDIT PROPERTIES III L.P.

                         By:  Richman  Tax  Credit  Properties  III L.P.,  its
                              general partner

ATTEST/WITNESS:           By: Richman Housing Credits Inc., its general partner


/s/ Mary K. Holzer              By: /s/ David Salzman
                                David Salzman, Vice President


STATE OF NEW YORK      )
                              )     SS.:
COUNTY OF NASSAU       )

        On this 15th day of April, 1997, before me personally came Sydney Engel, to me known, who being by me duly sworn, did depose and say that he resides at 206 Albon Road, Hewlett, New York; that he is the President of THE ENGEL GROUP, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                   /s/ Michael S. Weiss
                                  Notary Public




STATE OF CONNECTICUT )
                              )     SS.: Greenwich
COUNTY OF Fairfield )

        On this 18th day of April, 1997, before me personally came Richard P. Richman to me known, who being by me duly sworn, did depose and say that he resides at 7 Dwight Lane, Greenwich, CT, 06831; that he is the President of THE RICHMAN GROUP, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                                   /s/ Mary K. Holzer
                                  Notary Public




STATE OF NEW YORK      )
                              )     SS.:
COUNTY OF BRONX        )

        On this day of April, 1997, before me personally came MICHAEL CONTILLO, to me known, who being by me duly sworn, did depose and say that he resides at New York; that he is the President of TWIN CASTLE GROUP, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.



                                  Notary Public

STATE OF Conn.)
                             )      SS.: Greenwich
COUNTY OF Fairfield)

        On this 18th day of April, 1997, before me personally came DAVID SALZMAN, to me known, who being by me duly sworn, did depose and say that he resides at 12 Varian Lane, Scarsdale, NY, 10583; that he is the Vice-President of RICHMAN HOUSING CREDITS INC., the corporation described in and which executed the foregoing instrument; which corporation is the general partner of Richman Tax Credit Properties III L.P., the general partner of AMERICAN TAX CREDIT PROPERTIES III L.P., the limited partnership which executed the foregoing instrument; that the execution of the instrument by AMERICAN TAX CREDIT
PROPERTIES III L.P. was duly authorized according to the Limited Partnership Agreement; that RICHMAN HOUSING CREDITS INC., the general partner of its general partner, executed the instrument on behalf of the limited partnership pursuant to said authorization and that he signed his name thereto by order of the board of directors of said corporation.


                                                   /s/ Ann H. McGuire
                                  Notary Public